UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 24, 2016

Griffin-American Healthcare REIT IV, Inc.
(Exact name of registrant as specified in its charter)

Maryland	333-205960 (1933 Act)	47-2887436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18191 Von Karman Avenue, Suite 300 Irvine, California		92612
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (949) 270-9200
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 24, 2016, American Healthcare Investors, LLC, or AHI, one of our co-sponsors and the managing member of our advisor, entered into a Real Estate Purchase Agreement and Escrow Instructions, or the Purchase Agreement, with Kargan Holdings, LLC, or seller, Commonwealth Land Title Company, as escrow agent, and, solely as to Section 9.20 of the Purchase Agreement, Jonathan S. Collins, as personal guarantor of seller’s post-closing obligations, for the purchase of Auburn MOB, an approximately 19,000-square foot medical office building located in Auburn, California, for a purchase price of $5,450,000, plus closing costs. Auburn MOB is 100 percent triple net leased to The Regents of the University of California for the benefit of UC Davis Medical Group, a member of the UC Davis Health System, which has occupied the building since its construction in 1997. We are not affiliated with the seller, Commonwealth Land Title Company or Mr. Collins.

The material terms of the Purchase Agreement include: (i) a due diligence period of 33 days from the effective date of the Purchase Agreement; (ii) an initial deposit of $100,000 due within three business days after the later of the effective date of the Purchase Agreement or the receipt of all of the property information, which shall be applied to the purchase price and is nonrefundable except in limited circumstances, such as seller’s breach of the Purchase Agreement or failure to meet a condition precedent; (iii) a closing date within 30 days following the expiration of the due diligence period; (iv) a right to terminate the Purchase Agreement, in AHI’s sole discretion, at any time prior to or on the expiration of the due diligence period; (v) in the event that seller is in default, the right for AHI to either: proceed to closing with no reduction in the purchase price and seek specific performance, or terminate the Purchase Agreement and recover the full deposit and receive reimbursement of out-of-pocket costs; and (vi) AHI’s right to assign the Purchase Agreement to GAHC4 Auburn CA MOB, LLC, our wholly-owned subsidiary, without the seller’s consent. The Purchase Agreement also contains additional covenants, representations and warranties that are customary of real estate purchase and sale agreements. On May 24, 2016, AHI assigned the Purchase Agreement to GAHC4 Auburn CA MOB, LLC, as the buyer, pursuant to an assignment and assumption of real estate purchase agreement and escrow instructions, or the Assignment.

We intend to finance the purchase of Auburn MOB from funds raised through our initial public offering. We also anticipate paying an acquisition fee based on the purchase price of the property to our advisor or its affiliates in connection with the acquisition of such property, as described in the prospectus for our initial public offering. We anticipate closing this acquisition in the second quarter of 2016; however, we can give no assurance that the closing will occur within this timeframe, or at all. The potential acquisition of Auburn MOB is subject to substantial conditions to closing.

The material terms of the Purchase Agreement and Assignment discussed above are qualified in their entirety by the agreements attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.03 in its entirety.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 25, 2016, we filed Articles Supplementary to our Third Articles of Amendment and Restatement, or our Charter, with the State Department of Assessments and Taxation of Maryland to reclassify a portion of our shares of Class T common stock, or the Class T Shares, as shares of Class I common stock, or the Class I Shares. The Class T Shares and Class I Shares have similar voting rights; provided, however, that the holders of Class I Shares have exclusive voting rights on any amendment of the Charter that would alter only the contract rights of the Class I Shares and no voting rights on any amendment of the Charter that would alter only the contract rights of any other share class. In addition, our Charter provides that, in the event of any liquidation, dissolution or winding up, or any distribution of our assets, each holder of shares of a particular class of common stock will be entitled to receive, ratably with each other holder of shares of the same class, that portion of such aggregate assets available for distribution as the number of outstanding shares of such class held by such holder bears to the total number of outstanding shares of such class then outstanding.

The foregoing description of the reclassification of a portion of our Class T Shares as Class I Shares is qualified in its entirety by reference to the Articles Supplementary attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

On May 26, 2016, AHI issued a press release announcing our entry into the Purchase Agreement. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Articles Supplementary of Griffin-American Healthcare REIT IV, Inc., filed on May 25, 2016
10.1
Real Estate Purchase Agreement and Escrow Instructions by and between Kargan Holdings, LLC, American Healthcare Investors, LLC, Commonwealth Land Title Company and, solely as to Section 9.20, Jonathan S. Collins, dated May 24, 2016

10.2	Assignment and Assumption of Real Estate Purchase Agreement and Escrow Instructions by and between American Healthcare Investors, LLC and GAHC4 Auburn CA MOB, LLC, dated May 24, 2016
99.1	American Healthcare Investors, LLC Press Release, dated May 26, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin-American Healthcare REIT IV, Inc.
May 26, 2016
By:/s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description

3.1	Articles Supplementary of Griffin-American Healthcare REIT IV, Inc., filed on May 25, 2016
10.1
Real Estate Purchase Agreement and Escrow Instructions by and between Kargan Holdings, LLC, American Healthcare Investors, LLC, Commonwealth Land Title Company and, solely as to Section 9.20, Jonathan S. Collins, dated May 24, 2016

10.2	Assignment and Assumption of Real Estate Purchase Agreement and Escrow Instructions by and between American Healthcare Investors, LLC and GAHC4 Auburn CA MOB, LLC, dated May 24, 2016
99.1	American Healthcare Investors, LLC Press Release, dated May 26, 2016